Exhibit 2.22

Execution Version

AERCAP IRELAND CAPITAL LIMITED
AERCAP GLOBAL AVIATION TRUST

$400,000,000 2.75% Senior Notes due 2017
$1,100,000,000 3.75% Senior Notes due 2019
$1,100,000,000 4.50% Senior Notes due 2021

Exchange and Registration Rights Agreement

May 14, 2014

UBS Securities LLC
Citigroup Global Markets Inc.
As Representatives of the Initial Purchasers
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

AerCap Ireland Capital Limited, a private limited company incorporated under the laws of Ireland (the “Irish Issuer”), and AerCap Global Aviation Trust, a statutory trust organized under the laws of Delaware (the “Co-Issuer” and, together with the Irish Issuer, the “Companies,” and each, a “Company”), propose to issue and sell to the Initial Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $400,000,000 in aggregate principal amount of their 2.75% Senior Notes due 2017, $1,100,000,000 in aggregate principal amount of their 3.75% Senior Notes due 2019 and $1,100,000,000 in aggregate principal amount of their 4.50% Senior Notes due 2021, which are fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by AerCap Holdings N.V. (the “Parent Guarantor”) and certain other subsidiaries thereof, as described in the Purchase Agreement (together with the Parent Guarantor, the “Guarantors,” and each, a “Guarantor”).  As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Companies and the Guarantors agree with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.              Certain Definitions.  For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Offer Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective, and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Effectiveness Period” shall have the meaning assigned thereto in Section 2(b).

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Companies in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a).

“Exchange Offer Registration” shall have the meaning assigned thereto in Section 3(c).

“Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a).

“Guarantor” shall have the meaning assigned thereto in the preamble.

The term “holder” shall mean each of the Initial Purchasers and other persons who acquire Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Securities.

“Indenture” shall mean the trust indenture, dated as of May 14, 2014, among the Companies, the Guarantors and the Trustee, as supplemented by the first supplemental indenture relating to the 2.75% Senior Notes due 2017 dated as of May 14, 2014, among the Issuers, the Guarantors and the Trustee, the second supplemental indenture relating to the 3.75% Senior Notes due 2019 dated as of May 14, 2014, among the Issuers, the Guarantors and the Trustee, and the third supplemental indenture relating to the 4.50% Senior Notes due 2021 dated as of May 14, 2014, among the Issuers, the Guarantors and the Trustee, as the same may be further amended or supplemented from time to time.

“Initial Purchasers” shall mean the Initial Purchasers named in Schedule I to the Purchase Agreement.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of May 8, 2014 between the Initial Purchasers, the Companies and the Guarantors relating to the Securities.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following:  (i) in the circumstances contemplated by Section 2(a), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the Resale Period); (ii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) subject to Section 8(b), such Security is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Companies or pursuant to the Indenture; or (iv) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Resale Period” shall have the meaning assigned thereto in Section 2(a).

“Restricted Holder” shall mean (i) a holder that is an affiliate of a Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from a Company.

“Rule 144,” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Securities” shall mean, collectively, the $400,000,000 in aggregate principal amount of the Companies’ 2.75% Senior Notes due 2017, the $1,100,000,000 in aggregate principal amount of the Companies’ 3.75% Senior Notes due 2019 and the $1,100,000,000 in aggregate principal amount of the Companies’ 4.50% Senior Notes due 2021, in each case to be issued and sold to the Initial Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

Each Security is entitled to the benefit of the guarantees provided by the Guarantors in the Indenture (the “Guarantees”) and any other guarantees provided by any subsidiary of the Guarantors (each a “Future Subsidiary Guarantee”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantees and each Future Subsidiary Guarantee, if any.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Special Interest” shall have the meaning assigned thereto in Section 2(c).

“Suspension Period” shall have the meaning assigned thereto in Section 2(b).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Trustee” shall mean Wilmington Trust, National Association, as trustee under the Indenture, together with any successors thereto in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2.              Registration Under the Securities Act.

(a)  Except as set forth in Section 2(b) below, the Companies and the Guarantors agree to use their commercially reasonable efforts to (i) no later than the 366th day following the Closing Date, file under the Securities Act, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Companies and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”), (ii) cause the Exchange Offer Registration Statement to become effective under the Securities Act and (iii) no later than the 450th day following the Closing Date, cause the Exchange Offer to be completed.  The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act.  Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Companies further agree to use commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Offer Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days (or longer if the Exchange Offer is extended or if required by applicable law) after the date notice of the Exchange Offer is mailed to the holders of the Registrable Securities in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (iii) issue on or prior to 30 Business Days (or longer if required by the federal securities laws) after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, Exchange Securities in exchange for the Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer.  The Exchange Offer will be deemed to have been “completed” only (i) if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and (ii) upon the Companies having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer.  The Companies and the Guarantors agree (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities.  With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (c), (d) and (e).

(b)  If (i) prior to the time the Exchange Offer is completed existing law or Commission interpretations are changed such that the debt securities or the related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed on or before the 450th day following the Closing Date, (iii) any Initial Purchaser so requests with respect to Registrable Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer, (iv) any holder (other than an Initial Purchaser) notifies the Companies prior to the 20th Business Day following the completion of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from a Company or an affiliate of a Company or, (v) in the case of any Initial Purchaser that participates in the Exchange Offer or otherwise acquires Exchange Securities under this Agreement, such Initial Purchaser does not receive freely tradeable Exchange Securities on the date of the exchange, it being understood that (A) the requirement that an Initial Purchaser deliver the prospectus contained in the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act in connection with sales of Exchange Securities shall not result in such new securities being not “freely tradeable” and (B) the requirement that a participating broker-dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of Exchange Securities shall not result in such Exchange Securities being not “freely tradeable”; in the case of each of clauses (i), (ii), (iii), (iv) and (v), then the Companies and the Guarantors shall, in lieu of (or, in the case of clauses (iii), (iv) and (v), in addition to) conducting the Exchange Offer contemplated by Section 2(a), promptly as practicable file under the Securities Act, and in no event later than 60 days after the time such obligation to file arises, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”).  The Companies and the Guarantors agree to use commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 120 days after the filing obligation with respect to such Shelf Registration arises; provided, that if at any time the Companies are or become “well-known seasoned issuers” (as defined in Rule 405) and are eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Companies and the Guarantors shall file the Shelf Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405.  The Companies and the Guarantors agree to use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective until the earlier of the first anniversary of the Effective Time and the date all notes covered by the Shelf Registration Statement have either been sold as contemplated by the Shelf Registration Statement or become freely tradable pursuant to Rule 144 under the Securities Act without volume restrictions (the “Effectiveness Period”).  No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder.  The Companies and the Guarantors agree, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, taking any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Companies in accordance with Section 3(d)(iii).  Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Companies may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for a reasonable period of time but not in excess of (i) 30 consecutive days or more than three (3) times during any calendar year so long as all of the Securities cannot be sold pursuant to Rule 144 without limitation by non-affiliates of the Companies under clause (b) of Rule 144 and (ii) 60 consecutive days or more than three (3) times during any calendar year once all of the Securities can be sold pursuant to Rule 144 without limitation by non-affiliates of the Companies under clause (b) of Rule 144 (a “Suspension Period”) if the Parent Guarantor’s Board of Directors determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Companies shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(c)  In the event that (i) the Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(b), (ii) the Exchange Offer has not been completed on or before the 450th day following the Closing Date or (iii) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Companies or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including, with respect to any Shelf Registration Statement, during any applicable Suspension Period in accordance with the last sentence of Section 2(b)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iii), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue on all Registrable Securities then outstanding at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period; provided, however, that upon the exchange of the Exchange Securities for Securities tendered, or upon the effectiveness of the applicable Exchange Offer Registration Statement or Shelf Registration Statement which either failed to be, or had ceased to remain, effective, as applicable, Special Interest on the Securities in respect of which such Registration Default relates shall cease to accrue; provided, further, that no Special Interest shall accrue on the Securities following the second anniversary of the Closing Date.  Notwithstanding any other provisions of this paragraph, the Companies shall not be obligated to pay Special Interest provided in this paragraph during a Suspension Period permitted by Section 2(b) hereof.  Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time.

(d)  The Companies shall use commercially reasonable efforts to take, and shall cause the Guarantors to use commercially reasonable efforts to take, all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under any Exchange Offer Registration Statement or Shelf Registration Statement, as applicable.

(e)  Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.              Registration Procedures.

If the Companies and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)  At or before the Effective Time of the Exchange Offer Registration or any Shelf Registration, whichever may occur first, the Companies shall qualify the Indenture under the Trust Indenture Act.

(b)  In the event that such qualification would require the appointment of a new trustee under the Indenture, the Companies shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)  In connection with the Companies’ and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Offer Registration”), if applicable, the Companies and the Guarantors shall:

(i)                                     use commercially reasonable efforts to prepare and file with the Commission an Exchange Offer Registration Statement on any form which may be utilized by the Companies and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective;

(ii)                                  as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), such copies being in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)                               promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Offer Registration Statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Companies and the Guarantors contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Companies of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the occurrence of any event that causes a Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(iv)                              in the event that the Companies and the Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(v)                                 use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)                              use commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Offer Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period; provided, however, that no Company or Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(vii)                           obtain a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii)                        comply with all applicable rules and regulations of the Commission, and make generally available to their securityholders no later than eighteen months after the Effective Time of such Exchange Offer Registration Statement, an “earning statement” of AerCap Holdings N.V. and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Companies, Rule 158 thereunder).

(d)  In connection with the Companies’ and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Companies and the Guarantors shall:

(i)                                     prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Companies and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Registrable Securities as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

(ii)                                  mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), distribute through The Depository Trust Company the Notice and Questionnaire to the holders of the Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Companies;

(iii)                               after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Companies shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Companies;

(iv)                              as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(v)                                 comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi)                              provide the Electing Holders and not more than one counsel for all the Electing Holders the reasonable opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto (excluding any document that is to be incorporated by reference into a Shelf Registration Statement);

(vii)                           for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Companies’ principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Companies that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Companies and the Guarantors, and cause the officers, employees, counsel and independent certified public accountants of the Companies and the Guarantors to respond to such inquiries, as shall be reasonably necessary (and not violate an attorney-client privilege, in counsel’s reasonable belief), in the judgment of the counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding; and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Companies as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Companies prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(viii)                        promptly notify each of the Electing Holders and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Companies and the Guarantors set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Companies of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the occurrence of any event that causes a Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(ix)                              use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x)                                 if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)                              furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable

Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Companies hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Companies, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii)                           use commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that no Company or Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii)                        unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv)                       obtain a CUSIP number for all Securities that have been registered under the Securities Act, not later than the applicable Effective Time;

(xv)                          notify in writing each holder of Registrable Securities of any proposal by the Companies to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

(xvi)                       comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to their securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an “earning statement” of AerCap Holdings N.V. and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Companies, Rule 158 thereunder).

(e)  In the event that the Companies would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, the Companies shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Each Electing Holder agrees that upon receipt of any notice from the Companies pursuant to Section 3(d)(viii)(G), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Companies, such Electing Holder shall deliver to the Companies (at the Companies’ expense) all copies, other than permanent file copies, of the prospectus covering such Registrable Securities in such Electing Holder’s possession at the time of receipt of such notice.

(f)  In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Companies may require such Electing Holder to furnish to the Companies such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act.  Each such Electing Holder agrees to notify the Companies as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Companies or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and promptly to furnish to the Companies any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g)  Until the expiration of two years after the Closing Date, the Companies will not, and will not permit any of their “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under, or a valid exemption from the registration requirements of, the Securities Act.

(h)  As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Companies, a written representation to the Companies (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an “affiliate” of a Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate,” it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker- dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from a Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from a Company or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

4.              Registration Expenses.

The Companies agree to bear and to pay or cause to be paid promptly all expenses incident to the Companies’ performance of or compliance with this Agreement, including (a) all Commission and any Financial Industry Regulatory Authority registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, the Securities and the Exchange Securities, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions described in such section, including any reasonable fees and disbursements of counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Companies’ officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Companies, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Companies), (i) any fees charged by securities rating services for rating the Registrable Securities or the Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Companies in connection with such registration (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Securities or Exchange Securities, as applicable, the Companies shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.  Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities, Securities and Exchange Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.              Representations and Warranties.

Each of the Companies and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each Initial Purchaser and each of the holders from time to time of Registrable Securities that:

(a)  Each registration statement covering Registrable Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(iii)(G) or Section 3(d)(viii)(G) until (ii) such time as the Companies furnish an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) or (B) during any applicable Suspension Period, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Companies by a holder of Registrable Securities expressly for use therein.

(b)  Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Companies by a holder of Registrable Securities expressly for use therein.

(c)  The compliance by the Companies and the Guarantors with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantors or any of their subsidiaries is a party or by which the Guarantors or any of their subsidiaries is bound or to which any of the property or assets of the Guarantors or any of their subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or comparable constituting documents of the Companies or the Guarantors, or (iii) result in the violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or regulatory authority having jurisdiction over the Guarantors or any of their subsidiaries or any of their respective properties, except in the case of clauses (i) and (iii) above, as would not, individually or in the aggregate, have (or reasonably be expected to have) a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Guarantors and their subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or materially adversely affect the consummation of the transactions hereunder.

(d)  No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or regulatory authority is required for the consummation by the Companies and the Guarantors of the transactions contemplated by this Agreement except for such consents, approvals, authorizations, registrations or qualifications as may be required with respect to the Securities or the Exchange Securities, under the Securities Act of 1933, as amended, the Trust Indenture Act and applicable state securities or Blue Sky laws as contemplated by this Agreement.

(e)  This Agreement has been duly authorized, executed and delivered by the Companies and by the Guarantors.

6.              Indemnification and Contribution.

(a)  Indemnification by the Companies and the Guarantors.  The Companies and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Offer Registration Statement and each of the Electing Holders as holders of Registrable Securities included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder or such Electing Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by any Company to any such holder, any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, each such Electing Holder for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Company or Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to any Company by such person expressly for use therein.

(b)  Indemnification by the Electing Holders.  The Companies may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 2(b), that the Companies shall have received an undertaking reasonably satisfactory to it from each Electing Holder of Registrable Securities included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Companies, their directors and officers who sign any Shelf Registration Statement, and each person, if any, who controls a Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), the Guarantors and all other Electing Holders of Registrable Securities included in such Shelf Registration Statement, against any losses, claims, damages or liabilities to which the Companies, the Guarantors or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by any Company to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to any Company by such Electing Holder expressly for use therein, and (ii) reimburse the Companies and the Guarantors for any legal or other expenses reasonably incurred by the Companies and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)  Notices of Claims, Etc.  Promptly after receipt by an indemnified party under Section 6(a) or Section 6(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party (i) shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 6(a) or Section 6(b) unless and to the extent it did not otherwise learn of such action and has been materially prejudiced through the forfeiture of substantive rights or defenses by such failure and (ii) the failure to notify will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations under Section (6)(a) and Section (6)(b).  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) and Section 6(b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof (other than reasonable costs of investigation) unless such indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party.  No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)  Contribution.  If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(e)  The obligations of the Companies and the Guarantors under this Section 6 shall be in addition to any liability which the Companies or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Companies or the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of a Company or a Guarantor) and to each person, if any, who controls a Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.

7.              Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Companies and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Companies give their prior written consent to such underwritten offering, (b) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (c) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.  The Companies hereby agree with each holder of Registrable Securities that, to the extent they consent to an underwritten offering hereunder, they will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

8.              Rule 144.

(a)  Facilitation of Sales Pursuant to Rule 144.  The Companies covenant to the holders of Registrable Securities that to the extent they shall be required to do so under the Exchange Act, the Companies shall timely file the reports required to be filed by them under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  If at any time a Company is a “non-reporting issuer” as such term is defined under Rule 144(c)(2), then in connection with any sale by a holder pursuant to Rule 144(c), such Company shall deliver a statement to such holder as to that Company’s compliance with the reporting requirements contemplated by Rule 144(c)(2).

(b)  Availability of Rule 144 Not Excuse for Obligations under Section 2.  The fact that holders of Registrable Securities may become eligible to sell such Registrable Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Registrable Securities or (2) excuse the Companies’ and the Guarantors’ obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration and Special Interest.

9.              Miscellaneous.

(a)  No Inconsistent Agreements.  Each Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Exchange Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)  Notices.  All notices (including, without limitation, any notices or other communications to the applicable Trustee), requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:  If to the Companies, to AerCap House, Stationsplein 965, 1117 EC Schiphol, The Netherlands, Attention of the Legal Department, with a copy to Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7475, Attention:  Craig F. Arcella, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Companies, or to such other address as the Companies or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(c)  Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Registrable Securities and the respective successors and assigns of the foregoing.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement.  If the Companies shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(d)  Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement, the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(e)  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f)  Headings.  The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(g)  Entire Agreement; Amendments.  This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Companies and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding.  Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(h)  Counterparts.  This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(i)  Severability.  If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

(j)  Agent for Service; Submission to Jurisdiction.  Each Company and Guarantor acknowledges that is has irrevocably designated and appointed CT Corporation System, with offices at 111 Eighth Avenue, New York, New York, 10011 (together with its successors and assigns, the “Agent”) as its authorized agent for service of process in any suit, action or proceeding arising out of or relating to this Agreement or brought with respect to the Securities under U.S. federal or state securities laws, in each case instituted in any federal or state court located in the State and City of New York.  Each Company and Guarantor hereby submits to the nonexclusive jurisdiction of any such court in any such suit, action or proceeding and agrees that service of process upon the Agent shall be deemed to be effective service of process upon such Company or such Guarantor, as applicable, in such suit, action or proceeding.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Initial Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Initial Purchasers, the Guarantors and the Companies.  It is understood that your acceptance of this letter on behalf of each of the Initial Purchasers is pursuant to the authority set forth in a form of Agreement among Initial Purchasers, the form of which shall be submitted to the Companies for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

AERCAP IRELAND CAPITAL LIMITED

By:
Name:
Title:

AERCAP GLOBAL AVIATION TRUST

By:
Name:
Title:

AERCAP HOLDINGS N.V.

By:
Name:
Title:

AERCAP AVIATION SOLUTIONS B.V.

By:
Name:
Title:

AERCAP IRELAND LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

INTERNATIONAL LEASE FINANCE CORPORATION

By:
Name:
Title:

AERCAP U.S. GLOBAL AVIATION LLC

By:
Name:
Title:

[SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

UBS Securities LLC

By:
(UBS Securities LLC)

By:
(UBS Securities LLC)

On behalf of each of the Initial Purchasers

[SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

Citigroup Global Markets Inc.

By:
(Citigroup Global Markets Inc.)

On behalf of each of the Initial Purchasers

[SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

Exhibit A

AerCap Ireland Capital Limited
AerCap Global Aviation Trust

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE:  [DATE]*

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in one or more of the 2.75% Senior Notes due 2017 (the “2017 Notes”), 3.75% Senior Notes due 2019 (the “2019 Notes”) and 4.50% Senior Notes due 2021 (the “2021 Notes” and, together with the 2017 Notes and the 2019 Notes, and each of their respective guarantees, the “Securities”) of AerCap Ireland Capital Limited (the “Irish Issuer”) and AerCap Global Aviation Trust (the “Co-Issuer” and, together with the Irish Issuer, the “Companies”) are held.

The Companies are in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof.  In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response].  Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you.  If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [AerCap Holdings N.V., AerCap House, Stationsplein 965, 1117 CE Schiphol, The Netherlands, Telephone number:  +31 20 655 9655, Fax number:  +31 20 655 9100].

* Not less than 28 calendar days from date of mailing.

AerCap Ireland Capital Limited
AerCap Global Aviation Trust

Notice of Registration Statement
and
Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) between AerCap Ireland Capital Limited (the “Irish Issuer”), AerCap Global Aviation Trust (the “Co-Issuer” and, together with the Irish Issuer, the “Companies”), AerCap Holdings N.V. (the “Parent Guarantor”), the other guarantors party thereto (such guarantors, along with the Parent Guarantor, the “Guarantors”) and the Initial Purchasers named therein.  Pursuant to the Exchange and Registration Rights Agreement, the Companies have filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Companies’ 2.75% Senior Notes due 2017 (the “2017 Notes”), 3.75% Senior Notes due 2019 (the “2019 Notes”) and 4.50% Senior Notes due 2021 (the “2021 Notes” and, together with the 2017 Notes and the 2019 Notes, the “Securities”).  A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined in the Exchange and Registration Rights Agreement) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement.  In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response].  Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Companies, their directors and officers who sign any Shelf Registration Statement, and each person, if any, who controls a Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), the Guarantors and all other Electing Holders of Registrable Securities, against certain losses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Companies and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Companies and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)         (a)         Full legal name of Selling Securityholder:

(b)         Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(c)          Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(2)         Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3)         Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)         Principal amount of Registrable Securities beneficially owned:

CUSIP No(s). of such Registrable Securities:

(b)         Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)          Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)         Beneficial Ownership of Other Securities of the Companies:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Companies other than the Securities listed above in Item (3).

State any exceptions here:

(5)         Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities.  Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record.  In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)         Is the holder a Reporting Company?

Yes ☐	No ☐

If “No”, please answer Item (5)(b).

(b)         List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)         Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Companies (or their predecessors or affiliates) during the past three years.

State any exceptions here:

(7)         Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all):  Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder.  Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the

Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the- counter market, or (iv) through the writing of options.  In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume.  The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:  In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Companies.

(8)         Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement.  In addition, the Commission requires that all Selling Securityholders that are registered broker- dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)         State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes ☐	No ☐

(b)         If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable.  Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)                                     Were the Securities acquired as compensation for underwriting activities?

Yes ☐	No ☐

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)                                  Were the Securities acquired for investment purposes?

Yes ☐	No ☐

(iii)                               If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)          State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes ☐	No ☐

(d)         If you answered “Yes” to question (c) above:

(i)                                     Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes ☐	No ☐

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)                                  At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes ☐	No ☐

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)         Hedging and short sales:

(a)         State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes ☐	No ☐

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)         Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

*                                         *                                         *                                         *                                         *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Companies and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Companies, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus.  The Selling Securityholder understands that such information will be relied upon by the Companies in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the applicable Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Companies may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act.  Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand- delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)                                     To the Company:

(ii)                                  With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Companies’ counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Companies and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above.  This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANIES’ COUNSEL AT:

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Wilmington Trust, National Association
AerCap Ireland Capital Limited (the “Irish Issuer”)
AerCap Global Aviation Trust (the “Co-Issuer” and, together with the Irish Issuer, the “Companies”)
c/o Wilmington Trust, National Association
Corporate Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, MN  55402

Attention:  Trust Officer

Re:

The Companies’ 2.75% Senior Notes due 2017 (the “2017 Notes”), 3.75% Senior Notes due 2019 (the “2019 Notes”) and 4.50% Senior Notes due 2021 (the “2021 Notes” and, together with the 2017 Notes and the 2019 Notes, the “Securities”)

Dear Sirs:

Please be advised that                                                   has transferred $                                                  aggregate principal amount of the above-referenced 2017 Notes, $                                                  aggregate principal amount of the above-referenced 2019 Notes and $                                                  aggregate principal amount of the above-referenced 2021 Notes pursuant to an effective Registration Statement on Form [      ] (File No. 333-            ) filed by the Companies.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)